989, Siam Tower, 26th, 27th Floors,
                                   Rama I Road,
                                   Pathum Wan Sub-district, Pathum Wan District, Bangkok 10330

                                 October 1, 2002

Subject: Regulations on the Company's rights and duties towards the note holder

To:      AJF Star Income Fund

Whereas King Power Duty Free Company Limited (Company), a juristic entity under the category of a limited company, Registration No. 522/2539 as shown in the Certificate issued by the Ministry of Commerce, headquartered at No. 989, Siam Tower, 26th, 27th Floors, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, has issued Promissory Note No. 0000209-0000213 (promissory note) on October 1, 2002 as evidence that the Company will make payment without conditions as soon as that promissory note is due at the amount of Bt50,000,000 (fifty million baht only) on October 1, 2003 to ABN Amro Bank N.V., Bangkok Branch, which has endorsed the promissory note without rights of taking recourse, with the AJF Star Income Fund (note holder), legitimate holder of the note on October 1, 2002.

While the promissory note is not yet due as specified on the promissory note, the Company promises the following with the note holder:

(1) As of October 1, 2002, the Company has occupied space in international airports in Thailand as follows:

         1. Bangkok International Airport, No. 171, Bangkok International Airport Building, Airports Authority of Thailand, Bang Khen Sub-district, Don Mueang District, Bangkok Metropolis or the New Bangkok International Airport

         2. Chiang Mai International Airport, Chiang Mai Airport Building, Airports Authority of Thailand, Suthep Sub-district, Mueang Chiang Mai District, Chiang Mai Province

         3.       Phuket   International   Airport,   No.  222,  Phuket  Airport
                  Building,   Airports   Authority   of   Thailand,   Mai   Khao
                  Sub-district, Thalang District, Phuket Province

         4.       Hat  Yai  International  Airport,  No.  99,  Hat  Yai  Airport
                  Building,   Airports   Authority   of   Thailand,   Khlong  La
                  Sub-district, Hat Yai District, Songkhla Province.

If there is any change in the occupation of the said space, the Company will notify the note holder without delay.

(2) The Company certifies to the note holder that the Company has received a license, certificate and letter of agreement from the Customs Department in accordance with the Customs Act to set up and operate a bonded warehouse under the category of duty-free shop from the Customs Department, and those documents shall remain valid throughout the period the promissory note is not yet due.

(3) The Company shall maintain a loan to related companies before setting aside a reserve and loan to other companies before setting aside a reserve for an amount of not more than Bt850,000,000 (eight hundred and fifty million Baht), based on the said loans as of the end of the annual and biannual cycles, checked or audited by a certified public accountant in the consideration.

(4) The Company shall not be in default of payment for a loan or debt from a guarantee or debt from a certification or aval of a promissory note or other debts of the like, and shall not be forced to pay debts before the scheduled payment due to default, or shall not fall to the status in which a creditor is entitled to demand payment for debts before the scheduled payment due to default (whether it be debts to one or many creditors), together amounting to Bt50,000,000 (fifty million baht only), or an equal amount in other currency units of at least fifty million Baht or more.

         However, the Company shall prepare and submit a report to the note holder without delay as soon as the Company is in default according to Section (2), (3) and (4) aforementioned.

(5) The Company shall submit a copy of its annual financial statements, audited by the Company and a copy of its biannual financial statements, audited by the Company to the note holder in 60 (sixty) days from the end of an accounting cycle, and submit a copy of its annual financial statements, audited and opined by the Company's licensed auditor and a copy of its biannual financial statements, audited and opined by the Company's licensed auditor to the note holder in 90 (ninety) days from the end of an accounting cycle.

Consequences of condition or regulation violation
-------------------------------------------------
If the Company cannot comply with the said agreements before the due date of the promissory note, the Company agrees to buy back the promissory note from the note holder in 30 (working) days from the agreement breaching date. The buy-back price (V) shall be calculated from the effective rate (i) at 3.20 per annum on the principal (P) and the period from the buy-back date and the due date specified on the promissory note (d) as follows:

         Whereas,
                                  p
                           V=  --------
                                  i     d
                          (1 +  ----- )--- * 2
                                  2    365



         V refers to result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation.

         P refers to an amount of money that the Company is supposed to pay as stated on the promissory note to the note holder.

         i        refers to the effective rate.

         d refers to the number of days from the buy-back date to the due date specified on the promissory note.

Termination of this agreement
-----------------------------

1. As soon as the promissory note is due as specified on the promissory note: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the amount of money that the Company is supposed to pay according to the denotation on the promissory note to the note holder (P) as well as fine in case of late payment (if any) that can be claimed under Thai law.

2. As soon as the Company breaches an agreement and is forced to buy back the promissory note as specified in the consequences of condition or regulation violation: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation
         (V) as well as fine in case of late payment (if any) that can be claimed under Thai law.

This agreement is made in two identical copies and shall be enforceable under Thai law. If a statement in the agreement contradicts a legal provision, the legal provision shall supercede the statement in the agreement only where it's contradicted.

The Company certifies that it will strictly comply with the details and conditions of this agreement and therein affix its signature as evidence on October 1, 2002.


King Power Duty Free Co., Ltd.


--------------------------------------------------------------------------------

Acknowledged and agreed with the conditions specified in the agreement

AJF Star Income Fund

--------------------------------------------------------------------------------

                                   989, Siam Tower, 26th, 27th Floors,
                                   Rama I Road,
                                   Pathum Wan Sub-district, Pathum Wan District, Bangkok 10330

                                 October 1, 2002

Subject: Regulations on the Company's rights and duties towards the note holder

To:      AJF Star Multiple Fund

Whereas King Power Duty Free Company Limited (Company), a juristic entity under the category of a limited company, Registration No. 522/2539 as shown in the Certificate issued by the Ministry of Commerce, headquartered at No. 989, Siam Tower, 26th, 27th Floors, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, has issued Promissory Note No. 0000221-0000222, 0000224-0000227 (promissory note) on October 1, 2002 as evidence that the Company will make payment without conditions as soon as that promissory note is due at the amount of Bt300,000,000 (Three hundred million baht only) on October 1, 2004 to ABN Amro Bank N.V., Bangkok Branch, which has endorsed the promissory note without rights of taking recourse, with the AJF Star Multiple Fund (note holder), legitimate holder of the note on October 1, 2002.

While the promissory note is not yet due as specified on the promissory note, the Company promises the following with the note holder:

(1) As of October 1, 2002, the Company has occupied space in international airports in Thailand as follows:

         1. Bangkok International Airport, No. 171, Bangkok International Airport Building, Airports Authority of Thailand, Bang Khen Sub-district, Don Mueang District, Bangkok Metropolis or the New Bangkok International Airport

         2. Chiang Mai International Airport, Chiang Mai Airport Building, Airports Authority of Thailand, Suthep Sub-district, Mueang Chiang Mai District, Chiang Mai Province

         3.       Phuket   International   Airport,   No.  222,  Phuket  Airport
                  Building,   Airports   Authority   of   Thailand,   Mai   Khao
                  Sub-district, Thalang District, Phuket Province

         4.       Hat  Yai  International  Airport,  No.  99,  Hat  Yai  Airport
                  Building,   Airports   Authority   of   Thailand,   Khlong  La
                  Sub-district, Hat Yai District, Songkhla Province.

If there is any change in the occupation of the said space, the Company will notify the note holder without delay.

(2) The Company certifies to the note holder that the Company has received a license, certificate and letter of agreement from the Customs Department in accordance with the Customs Act to set up and operate a bonded warehouse under the category of duty-free shop from the Customs Department, and those documents shall remain valid throughout the period the promissory note is not yet due.

(3) The Company shall maintain a loan to related companies before setting aside a reserve and loan to other companies before setting aside a reserve for an amount of not more than Bt850,000,000 (eight hundred and fifty million
     Baht), based on the said loans as of the end of the annual and biannual cycles, checked or audited by a certified public accountant in the consideration.

(4) The Company shall not be in default of payment for a loan or debt from a guarantee or debt from a certification or aval of a promissory note or other debts of the like, and shall not be forced to pay debts before the scheduled payment due to default, or shall not fall to the status in which a creditor is entitled to demand payment for debts before the scheduled payment due to default (whether it be debts to one or many creditors), together amounting to Bt50,000,000 (fifty million baht only), or an equal amount in other currency units of at least fifty million Baht or more.

         However, the Company shall prepare and submit a report to the note holder without delay as soon as the Company is in default according to Section (2), (3) and (4) aforementioned.

(5) The Company shall submit a copy of its annual financial statements, audited by the Company and a copy of its biannual financial statements, audited by the Company to the note holder in 60 (sixty) days from the end of an accounting cycle, and submit a copy of its annual financial statements, audited and opined by the Company's licensed auditor and a copy of its biannual financial statements, audited and opined by the Company's licensed auditor to the note holder in 90 (ninety) days from the end of an accounting cycle.

Consequences of condition or regulation violation
-------------------------------------------------
If the Company cannot comply with the said agreements before the due date of the promissory note, the Company agrees to buy back the promissory note from the note holder in 30 (working) days from the agreement breaching date. The buy-back price (V) shall be calculated from the effective rate (i) at 3.75 per annum on the principal (P) and the period from the buy-back date and the due date specified on the promissory note (d) as follows:

         Whereas,

                                p
                         V=  --------
                                i     d
                        (1 +  ----- )--- * 2
                                2    365



         V refers to result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation.

         P refers to an amount of money that the Company is supposed to pay as stated on the promissory note to the note holder.

         i        refers to the effective rate.

         d refers to the number of days from the buy-back date to the due date specified on the promissory note.

Termination of this agreement
-----------------------------

         1. As soon as the promissory note is due as specified on the promissory note: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the amount of money that the Company is supposed to pay according to the denotation on the promissory note to the note holder (P) as well as fine in case of late payment (if any) that can be claimed under Thai law.

         2. As soon as the Company breaches an agreement and is forced to buy back the promissory note as specified in the consequences of condition or regulation violation: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation (V) as well as fine in case of late payment (if any) that can be claimed under Thai law.

This agreement is made in two identical copies and shall be enforceable under Thai law. If a statement in the agreement contradicts a legal provision, the legal provision shall supercede the statement in the agreement only where it's contradicted.

The Company certifies that it will strictly comply with the details and conditions of this agreement and therein affix its signature as evidence on October 1, 2002.


King Power Duty Free Co., Ltd.


--------------------------------------------------------------------------------

Acknowledged and agreed with the conditions specified in the agreement

AJF Star Multiple Fund

--------------------------------------------------------------------------------

                                   989, Siam Tower, 26th, 27th Floors,
                                   Rama I Road,
                                   Pathum Wan Sub-district, Pathum Wan District, Bangkok 10330

                                 October 1, 2002

Subject: Regulations on the Company's rights and duties towards the note holder

To:      AJF Star Multiple Fund

Whereas King Power Duty Free Company Limited (Company), a juristic entity under the category of a limited company, Registration No. 522/2539 as shown in the Certificate issued by the Ministry of Commerce, headquartered at No. 989, Siam Tower, 26th, 27th Floors, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, has issued Promissory Note No. 0000228-0000232 (promissory note) on October 1, 2002 as evidence that the Company will make payment without conditions as soon as that promissory note is due at the amount of Bt100,000,000 (One hundred million baht only) on October 3, 2005 to ABN Amro Bank N.V., Bangkok Branch, which has endorsed the promissory note without rights of taking recourse, with the AJF Star Multiple Fund (note holder), legitimate holder of the note on October 1, 2002.

While the promissory note is not yet due as specified on the promissory note, the Company promises the following with the note holder:

(1) As of October 1, 2002, the Company has occupied space in international airports in Thailand as follows:

         1. Bangkok International Airport, No. 171, Bangkok International Airport Building, Airports Authority of Thailand, Bang Khen Sub-district, Don Mueang District, Bangkok Metropolis or the New Bangkok International Airport

         2. Chiang Mai International Airport, Chiang Mai Airport Building, Airports Authority of Thailand, Suthep Sub-district, Mueang Chiang Mai District, Chiang Mai Province

         3.       Phuket   International   Airport,   No.  222,  Phuket  Airport
                  Building,   Airports   Authority   of   Thailand,   Mai   Khao
                  Sub-district, Thalang District, Phuket Province

         4.       Hat  Yai  International  Airport,  No.  99,  Hat  Yai  Airport
                  Building,   Airports   Authority   of   Thailand,   Khlong  La
                  Sub-district, Hat Yai District, Songkhla Province.

If there is any change in the occupation of the said space, the Company will notify the note holder without delay.

(2) The Company certifies to the note holder that the Company has received a license, certificate and letter of agreement from the Customs Department in accordance with the Customs Act to set up and operate a bonded warehouse under the category of duty-free shop from the Customs Department, and those documents shall remain valid throughout the period the promissory note is not yet due.

(3) The Company shall maintain a loan to related companies before setting aside a reserve and loan to other companies before setting aside a reserve for an amount of not more than Bt850,000,000 (eight hundred and fifty million Baht), based on the said loans as of the end of the annual and biannual cycles, checked or audited by a certified public accountant in the consideration.

(4) The Company shall not be in default of payment for a loan or debt from a guarantee or debt from a certification or aval of a promissory note or other debts of the like, and shall not be forced to pay debts before the scheduled payment due to default, or shall not fall to the status in which a creditor is entitled to demand payment for debts before the scheduled payment due to default (whether it be debts to one or many creditors), together amounting to Bt50,000,000 (fifty million baht only), or an equal amount in other currency units of at least fifty million Baht or more.

         However, the Company shall prepare and submit a report to the note holder without delay as soon as the Company is in default according to Section (2), (3) and (4) aforementioned.

(5) The Company shall submit a copy of its annual financial statements, audited by the Company and a copy of its biannual financial statements, audited by the Company to the note holder in 60 (sixty) days from the end of an accounting cycle, and submit a copy of its annual financial statements, audited and opined by the Company's licensed auditor and a copy of its biannual financial statements, audited and opined by the Company's licensed auditor to the note holder in 90 (ninety) days from the end of an accounting cycle.

Consequences of condition or regulation violation
-------------------------------------------------
If the Company cannot comply with the said agreements before the due date of the promissory note, the Company agrees to buy back the promissory note from the note holder in 30 (working) days from the agreement breaching date. The buy-back price (V) shall be calculated from the effective rate (i) at 4.25 per annum on the principal (P) and the period from the buy-back date and the due date specified on the promissory note (d) as follows:

         Whereas,

                                        p
                                 V=  --------
                                        i     d
                                (1 +  ----- )--- * 2
                                        2    365



         V refers to result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation.

         P refers to an amount of money that the Company is supposed to pay as stated on the promissory note to the note holder.

         i        refers to the effective rate.

         d refers to the number of days from the buy-back date to the due date specified on the promissory note.

Termination of this agreement
-----------------------------

         1. As soon as the promissory note is due as specified on the promissory note: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the amount of money that the Company is supposed to pay according to the denotation on the promissory note to the note holder (P) as well as fine in case of late payment (if any) that can be claimed under Thai law.

         2. As soon as the Company breaches an agreement and is forced to buy back the promissory note as specified in the consequences of condition or regulation violation: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation (V) as well as fine in case of late payment (if any) that can be claimed under Thai law.

This agreement is made in two identical copies and shall be enforceable under Thai law. If a statement in the agreement contradicts a legal provision, the legal provision shall supercede the statement in the agreement only where it's contradicted.

The Company certifies that it will strictly comply with the details and conditions of this agreement and therein affix its signature as evidence on October 1, 2002.


King Power Duty Free Co., Ltd.


--------------------------------------------------------------------------------

Acknowledged and agreed with the conditions specified in the agreement

AJF Star Multiple Fund

--------------------------------------------------------------------------------

                                   989, Siam Tower, 26th, 27th Floors,
                                   Rama I Road,
                                   Pathum Wan Sub-district, Pathum Wan District, Bangkok 10330

                                 October 1, 2002

Subject: Regulations on the Company's rights and duties towards the note holder

To:      AJF Star Plus Fund

Whereas King Power Duty Free Company Limited (Company), a juristic entity under the category of a limited company, Registration No. 522/2539 as shown in the Certificate issued by the Ministry of Commerce, headquartered at No. 989, Siam Tower, 26th, 27th Floors, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, has issued Promissory Note No. 0000219-0000220 (promissory note) on October 1, 2002 as evidence that the Company will make payment without conditions as soon as that promissory note is due at the amount of Bt100,000,000 (One hundred million baht only) on October 1, 2003 to ABN Amro Bank N.V., Bangkok Branch, which has endorsed the promissory note without rights of taking recourse, with the AJF Star Plus Fund (note holder), legitimate holder of the note on October 1, 2002.

While the promissory note is not yet due as specified on the promissory note, the Company promises the following with the note holder:

(1) As of October 1, 2002, the Company has occupied space in international airports in Thailand as follows:

         1. Bangkok International Airport, No. 171, Bangkok International Airport Building, Airports Authority of Thailand, Bang Khen Sub-district, Don Mueang District, Bangkok Metropolis or the New Bangkok International Airport

         2. Chiang Mai International Airport, Chiang Mai Airport Building, Airports Authority of Thailand, Suthep Sub-district, Mueang Chiang Mai District, Chiang Mai Province

         3.       Phuket   International   Airport,   No.  222,  Phuket  Airport
                  Building,   Airports   Authority   of   Thailand,   Mai   Khao
                  Sub-district, Thalang District, Phuket Province

         4.       Hat  Yai  International  Airport,  No.  99,  Hat  Yai  Airport
                  Building,   Airports   Authority   of   Thailand,   Khlong  La
                  Sub-district, Hat Yai District, Songkhla Province.

If there is any change in the occupation of the said space, the Company will notify the note holder without delay.

(2) The Company certifies to the note holder that the Company has received a license, certificate and letter of agreement from the Customs Department in accordance with the Customs Act to set up and operate a bonded warehouse under the category of duty-free shop from the Customs Department, and those documents shall remain valid throughout the period the promissory note is not yet due.

(3) The Company shall maintain a loan to related companies before setting aside a reserve and loan to other companies before setting aside a reserve for an amount of not more than Bt850,000,000 (eight hundred and fifty million Baht), based on the said loans as of the end of the annual and biannual cycles, checked or audited by a certified public accountant in the consideration.

(4) The Company shall not be in default of payment for a loan or debt from a guarantee or debt from a certification or aval of a promissory note or other debts of the like, and shall not be forced to pay debts before the scheduled payment due to default, or shall not fall to the status in which a creditor is entitled to demand payment for debts before the scheduled payment due to default (whether it be debts to one or many creditors), together amounting to Bt50,000,000 (fifty million baht only), or an equal amount in other currency units of at least fifty million Baht or more.

         However, the Company shall prepare and submit a report to the note holder without delay as soon as the Company is in default according to Section (2), (3) and (4) aforementioned.

(5) The Company shall submit a copy of its annual financial statements, audited by the Company and a copy of its biannual financial statements, audited by the Company to the note holder in 60 (sixty) days from the end of an accounting cycle, and submit a copy of its annual financial statements, audited and opined by the Company's licensed auditor and a copy of its biannual financial statements, audited and opined by the Company's licensed auditor to the note holder in 90 (ninety) days from the end of an accounting cycle.

Consequences of condition or regulation violation
-------------------------------------------------
If the Company cannot comply with the said agreements before the due date of the promissory note, the Company agrees to buy back the promissory note from the note holder in 30 (working) days from the agreement breaching date. The buy-back price (V) shall be calculated from the effective rate (i) at 3.20 per annum on the principal (P) and the period from the buy-back date and the due date specified on the promissory note (d) as follows:

         Whereas,

                                        p
                                 V=  --------
                                        i     d
                                (1 +  ----- )--- * 2
                                        2    365



         V refers to result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation.

         P refers to an amount of money that the Company is supposed to pay as stated on the promissory note to the note holder.

         i        refers to the effective rate.

         d refers to the number of days from the buy-back date to the due date specified on the promissory note.

Termination of this agreement
-----------------------------

1. As soon as the promissory note is due as specified on the promissory note: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the amount of money that the Company is supposed to pay according to the denotation on the promissory note to the note holder (P) as well as fine in case of late payment (if any) that can be claimed under Thai law.

2. As soon as the Company breaches an agreement and is forced to buy back the promissory note as specified in the consequences of condition or regulation violation: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation
         (V) as well as fine in case of late payment (if any) that can be claimed under Thai law.

This agreement is made in two identical copies and shall be enforceable under Thai law. If a statement in the agreement contradicts a legal provision, the legal provision shall supercede the statement in the agreement only where it's contradicted.

The Company certifies that it will strictly comply with the details and conditions of this agreement and therein affix its signature as evidence on October 1, 2002.


King Power Duty Free Co., Ltd.


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Acknowledged and agreed with the conditions specified in the agreement

AJF Star Plus Fund

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

                                   989, Siam Tower, 26th, 27th Floors,
                                   Rama I Road,
                                   Pathum Wan Sub-district, Pathum Wan District, Bangkok 10330

                                 October 1, 2002

Subject: Regulations on the Company's rights and duties towards the note holder

To:      Krungsri Ayudhya Fund

Whereas King Power Duty Free Company Limited (Company), a juristic entity under the category of a limited company, Registration No. 522/2539 as shown in the Certificate issued by the Ministry of Commerce, headquartered at No. 989, Siam Tower, 26th, 27th Floors, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, has issued Promissory Note No. 0000214-0000218 (promissory note) on October 1, 2002 as evidence that the Company will make payment without conditions as soon as that promissory note is due at the amount of Bt50,000,000 (Fifty million baht only) on October 1, 2003 to ABN Amro Bank N.V., Bangkok Branch, which has endorsed the promissory note without rights of taking recourse, with the Krungsri Ayudhya Fund (note holder), legitimate holder of the note on October 1, 2002.

While the promissory note is not yet due as specified on the promissory note, the Company promises the following with the note holder:

(1) As of October 1, 2002, the Company has occupied space in international airports in Thailand as follows:

         1. Bangkok International Airport, No. 171, Bangkok International Airport Building, Airports Authority of Thailand, Bang Khen Sub-district, Don Mueang District, Bangkok Metropolis or the New Bangkok International Airport

         2. Chiang Mai International Airport, Chiang Mai Airport Building, Airports Authority of Thailand, Suthep Sub-district, Mueang Chiang Mai District, Chiang Mai Province

         3.       Phuket   International   Airport,   No.  222,  Phuket  Airport
                  Building,   Airports   Authority   of   Thailand,   Mai   Khao
                  Sub-district, Thalang District, Phuket Province

         4.       Hat  Yai  International  Airport,  No.  99,  Hat  Yai  Airport
                  Building,   Airports   Authority   of   Thailand,   Khlong  La
                  Sub-district, Hat Yai District, Songkhla Province.

If there is any change in the occupation of the said space, the Company will notify the note holder without delay.

(2) The Company certifies to the note holder that the Company has received a license, certificate and letter of agreement from the Customs Department in accordance with the Customs Act to set up and operate a bonded warehouse under the category of duty-free shop from the Customs Department, and those documents shall remain valid throughout the period the promissory note is not yet due.

(3) The Company shall maintain a loan to related companies before setting aside a reserve and loan to other companies before setting aside a reserve for an amount of not more than Bt850,000,000 (eight hundred and fifty million Baht), based on the said loans as of the end of the annual and biannual cycles, checked or audited by a certified public accountant in the consideration.

(4) The Company shall not be in default of payment for a loan or debt from a guarantee or debt from a certification or aval of a promissory note or other debts of the like, and shall not be forced to pay debts before the scheduled payment due to default, or shall not fall to the status in which a creditor is entitled to demand payment for debts before the scheduled payment due to default (whether it be debts to one or many creditors), together amounting to Bt50,000,000 (fifty million baht only), or an equal amount in other currency units of at least fifty million Baht or more.

         However, the Company shall prepare and submit a report to the note holder without delay as soon as the Company is in default according to Section (2), (3) and (4) aforementioned.

(5) The Company shall submit a copy of its annual financial statements, audited by the Company and a copy of its biannual financial statements, audited by the Company to the note holder in 60 (sixty) days from the end of an accounting cycle, and submit a copy of its annual financial statements, audited and opined by the Company's licensed auditor and a copy of its biannual financial statements, audited and opined by the Company's licensed auditor to the note holder in 90 (ninety) days from the end of an accounting cycle.

Consequences of condition or regulation violation
-------------------------------------------------
If the Company cannot comply with the said agreements before the due date of the promissory note, the Company agrees to buy back the promissory note from the note holder in 30 (working) days from the agreement breaching date. The buy-back price (V) shall be calculated from the effective rate (i) at 3.20 per annum on the principal (P) and the period from the buy-back date and the due date specified on the promissory note (d) as follows:

         Whereas,
                                     p
                              V=  --------
                                     i     d
                             (1 +  ----- )--- * 2
                                     2    365



         V refers to result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation.

         P refers to an amount of money that the Company is supposed to pay as stated on the promissory note to the note holder.

         i        refers to the effective rate.

         d refers to the number of days from the buy-back date to the due date specified on the promissory note.

Termination of this agreement
-----------------------------

         1. As soon as the promissory note is due as specified on the promissory note: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the amount of money that the Company is supposed to pay according to the denotation on the promissory note to the note holder (P) as well as fine in case of late payment (if any) that can be claimed under Thai law.

         2. As soon as the Company breaches an agreement and is forced to buy back the promissory note as specified in the consequences of condition or regulation violation: This agreement shall terminate and bear no legal effect right away as soon as the Company pays the note holder equivalent to the result of the value of the promissory note that the company is supposed to pay in the buy-back due to agreement violation (V) as well as fine in case of late payment (if any) that can be claimed under Thai law.

This agreement is made in two identical copies and shall be enforceable under Thai law. If a statement in the agreement contradicts a legal provision, the legal provision shall supercede the statement in the agreement only where it's contradicted.

The Company certifies that it will strictly comply with the details and conditions of this agreement and therein affix its signature as evidence on October 1, 2002.


King Power Duty Free Co., Ltd.


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Acknowledged and agreed with the conditions specified in the agreement

Krungsri Ayudhya Fund

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